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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 7, 2003



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


      Delaware                  0-23223                     06-1331400
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  (State or other             (Commission                (IRS Employer
  jurisdiction of             File Number)               Identification No.)
  incorporation)



                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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Item 5.  Other Events and Regulation FD Disclosure.

On January 7, 2003, the Registrant issued a press release announcing that it is working together with Pfizer, Inc. to evaluate compounds under consideration at Pfizer. The Registrant's scientists will apply it's Predictive Toxicogenomics Screen(TM) (PTS) and protein pathway mapping technologies to gain a better understanding of the mechanisms that enable drugs to effectively treat certain diseases. The Registrant's PTS is applicable in early drug development to evaluate very small quantities of compounds prior to expensive optimization. Scientists hope to use this information to rank-order compounds by their predicted safety profiles, prioritize, and then select the most promising compounds for further development. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit Number                      Description
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    99.1            Press release of Registrant dated January 7, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CURAGEN CORPORATION
                                            (Registrant)

Date: January 7, 2003                       By:    /s/ David M. Wurzer
                                               ---------------------------------
                                            Name:  David M. Wurzer
                                            Title: Executive Vice President and
                                                   Chief Financial Officer